T. Rowe Price Summit Funds, Inc.

T. Rowe Price Summit GNMA Fund

Supplement to prospectus dated March 1, 2003

Effective immediately, the first two sentences on page 2 of the prospectus regarding the fund`s effective maturity are replaced with the following:

The fund`s effective maturity will vary and will be influenced by the general level of interest rates and principal prepayments of GNMA and other mortgage-backed securities.

The date of this supplement is April 30, 2003.

C09-041 4/30/03